UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

Securities Purchase Agreement

On February 12, 2026, Immunic Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Offering”), pre-funded warrants (the “Pre-Funded Warrants”, and the shares of Common Stock (as defined below) issuable upon exercise of the Pre-Funded Warrants, the “Pre-Funded Warrant Shares”) to purchase up to 0.0001 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), with each Pre-Funded Warrant accompanied by a warrant to purchase (i) a share of Common Stock or (ii) a pre-funded warrant to purchase a share of Common Stock (collectively, the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”, and the shares of Common Stock issuable upon exercise of the Common Warrants, the “Common Warrant Shares”, and together with the Pre-Funded Warrant Shares, the “Warrant Shares”).

The purchase price for each Pre-Funded Warrant and accompanying Common Warrant is $0.873120. Each Pre-Funded Warrant is immediately exercisable at a price of $0.0001 per share. Each Common Warrant is exercisable at a price $0.873220 per share (subject to adjustment as set forth therein) following the completion of the Reverse Stock Split (as defined below) until the earlier of (i) 30 trading days following the date of the Company’s initial public announcement of topline data from its Phase 3 ENSURE trials (for the avoidance of doubt, the later date of the initial public announcement of topline data from ENSURE-1 or ENSURE-2, if announced separately) (the “Topline Data Announcement”), (ii) immediately upon the exercise of the Pre-Funded Warrants if such exercise of Pre-Funded Warrants is prior to the Topline Data Announcement, provided that if the Pre-Funded Warrant is not exercised in full, the Common Warrant expires proportionally only to the extent the Pre-Funded Warrant is exercised, and (iii) February 17, 2031.

The aggregate gross proceeds to the Company from the issuance and sale of the Warrants is expected to be approximately $200 million, before deducting fees to be paid to the placement agents and financial advisors of the Company and other estimated offering expenses payable by the Company. The aggregate exercise price of the Warrants is approximately $200 million.

Leerink Partners LLC, Stifel, Guggenheim Securities, William Blair, LifeSci Capital, B. Riley Securities and Brookline Capital Markets, a division of Arcadia Securities, LLC acted as placement agents for the Offering. As compensation in connection with the Offering, the Company has agreed to pay the placement agents a fee equal to 6% of the aggregate gross proceeds received by the Company (i) upon the issuance of the Warrants at closing and (ii) upon the cash exercise of the Common Warrants.

The Offering

The closing of the Offering is expected to occur on or about February 17, 2026 (the “Closing Date”). The Company intends to use the net proceeds from the Offering to fund its clinical trials and operations and for working capital and other general corporate purposes.

The securities issued in the Offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration. There is no established public trading market for the Warrants, and the Company does not intend to list such securities on any national securities exchange or nationally recognized trading system.

In connection with the Offering, the Company and each Investor entered into a registration rights agreement simultaneously with the Securities Purchase Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, as promptly as reasonably practicable following the Closing Date but, in any event, not later than 45 days thereafter (the “Filing Date”) the Company shall file a resale registration statement on Form S-3 (or Form S-1 if Form S-3 is not available) providing for the resale by the Investors of the Registrable Securities (as defined in the Registration Rights Agreement) and to use reasonable best efforts to cause such resale registration statement to be declared effective by the staff of the Securities and Exchange Commission (the “Commission”) at the earliest possible date but no later than the earlier of (a) the 60th calendar day following the Filing Date if the SEC notifies the Company that it will review the registration statement and (b) the fifth business day after the Company is notified by the SEC that the registration statement will not be “reviewed” or will not be subject to further review or (ii) the fifth business day following the receipt of Stockholder Approval and the consummation of the Reverse Stock Split.

The Securities Purchase Agreement and Registration Rights Agreement contain certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the Securities Purchase Agreement and Registration Rights Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement and Registration Rights Agreement, respectively, and may be subject to limitations agreed upon by the contracting parties.

Special Meeting and Reverse Stock Split

The Securities Purchase Agreement provides that no later than three days following the Closing Date, the Company will file a preliminary proxy statement with the Commission for the purpose of receiving stockholder approval (“Stockholder Approval”) of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of not less than 10:1 (the “Reverse Stock Split”). The Company will then file a definitive proxy statement within three days of being permitted to do so in accordance with the Securities Exchange Act of 1934, as amended.

The form of Pre-Funded Warrant, form of Common Warrant, Securities Purchase Agreement, and Registration Rights Agreement, are filed as Exhibits 4.1, 4.2, 10.1, and 10.2, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of the Warrants, Warrant Shares, and Common Stock, and the terms of the Securities Purchase Agreement, and Registration Rights Agreement are subject to, and qualified in their entirety by, the full text of such documents, where applicable, which are incorporated herein by reference.

No statement in this report or the attached exhibits is an offer to sell or a solicitation of an offer to purchase the Company’s securities, and no offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Royalty Purchase Agreement

As previously disclosed, on June 3, 2025, the Company issued series B common stock warrants to purchase up to an aggregate of 86,666,667 shares of Common Stock (or prefunded warrants to purchase shares of Common Stock) in an underwritten public offering (the “Series B Warrants”). On February 12, 2026, the Company entered into a purchase and sale agreement (the “Royalty Purchase Agreement”) with certain Series B Warrant holders who had purchased a predetermined number of Series B Warrants (each a “Participating Series B Holder”) and BVF Partners, L.P. (“BVF”), acting as royalty interest agent (the “Warrant Exchange”). Pursuant to the Royalty Purchase Agreement, the Participating Series B Holders will exchange an aggregate of 51,087,000 Series B Warrants for a pro rata share of an aggregate 5% synthetic royalty on future sales of the Company’s vidofludimus calcium program in any country (the “Royalty Interests”). The pro rata share for each Participating Series B Holder is equal to the number of Series B Warrants exchanged by such Participating Series B Holder divided by the number of Series B Warrants exchanged by all Participating Series B Holders (expressed as a percentage). Royalty Interests will be due and payable quarterly by the Company to the Participating Series B Holders following the First Commercial Sale (as defined in the Royalty Purchase Agreement).

Pursuant to the Royalty Purchase Agreement, the Company has agreed to specified affirmative and negative covenants, including without limitation covenants regarding periodic reporting of information by the Company to the Participating Series B Holders, and audits of royalties paid under the Royalty Purchase Agreement. The Royalty Purchase Agreement also contains representations and warranties, other covenants, indemnification obligations, and other provisions customary for transactions of this nature.

The Company anticipates that on the Closing Date, Series B Warrants to purchase up to an aggregate of 51,087,000 shares of Common Stock will be surrendered by Participating Series B Holders and cancelled, and Series B Warrants to purchase up to an aggregate of 35,579,667 shares of Common Stock remain issued and outstanding.

The form of Royalty Purchase Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K. The foregoing summary of the terms of the Royalty Purchase Agreement is subject to, and qualified in its entirety by, the full text of such document, where applicable, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the sub-heading “Private Placement” and below in Item 8.01 below are hereby incorporated by reference into this Item 3.02. The Warrants are being sold and, upon exercise the securities underlying the Warrants, will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Director

On February 12, 2026, the board of directors of the Company (the “Board”), following the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Committee”), appointed Thor Nagel to the Board until the 2026 annual meeting of stockholders as a Class III director or until his respective successors are duly elected and qualified.

Thorvald “Thor” Nagel has served as an Analyst at BVF, since July 2023, where he conducts in-depth equity research and contributes to investment analysis across the life sciences sector. From June 2021 through July 2023, Mr. Nagel was a senior analyst with at Monashee Investment Management LLC. He previously held roles with Stifel Financial Corp. Mr. Nagel received his Master of Science from the University of Notre Dame and his Bachelor’s degree in Chemical Engineering from Vanderbilt University.

Other than BVF’s relationship with Mr. Nagel, there is no relationship or agreement between Mr. Nagel and any other person pursuant to which he was selected as a director of the Company and there is no family relationship between Mr. Nagel and any of the Company’s directors or executive officers. The Company is not aware of any transaction involving Mr. Nagel which would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act, other than as set forth in this Current Report on Form 8-K. The Company will enter into a customary indemnity agreement with Mr. Nagel, consistent with the form filed as Exhibit 10.7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Commission on March 31, 2025.

Appointment of Chair

On February 12, 2026, the Board, following the recommendation of the Committee, appointed Simona Skerjanec to serve as Interim Chairperson of the Board. Ms. Skerjanec has been a member of the Board since July 2024, and information regarding Ms. Skerjanec’s background and qualifications can be found in the Company’s definitive proxy statement filed with the Commission on April 22, 2025 in connection with the Company’s 2025 annual meeting of stockholders.

Resignation of Director

On February 12, 2026, Maria Törnsén resigned as a member of the Board in connection with the Offering. The resignation of Ms. Törnsén was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board and the Company are deeply grateful for Ms. Törnsén’s service, dedication, and contributions to the Company.

Item 8.01 Other Events.

On February 13, 2026, the Company issued a press release announcing, among other things, the commencement of the Offering, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s intended use of the net proceeds from the Offering, the filing and timing of a resale registration statement. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks associated with market conditions; risks associated with the Company’s cash needs; and risks and uncertainties associated with the Company’s business and finances in general; and other risks and uncertainties set forth from time to time in the Company’s filings with the Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

4.1	Form of Pre-Funded Warrant
4.2	Form of Common Warrant
10.1	Form of Securities Purchase Agreement, dated February 12, 2026 by and among Immunic, Inc. and the purchasers named therein.
10.2	Form of Registration Rights Agreement, dated February 12, 2026 by and among Immunic, Inc. and the holders named therein.
10.3	Form of Purchase and Sale Agreement, dated February 12, 2026 by and among Immunic, Inc., the holders named therein, and BVF Partners, L.P.
99.1	Press Release dated February 12, 2026.
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 13, 2026	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer